PROSPECTUS

July 29, 2011

Updated November 1, 2011

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND (CSCVX)

CORNERCAP LARGE/MID-CAP VALUE FUND (CMCRX)

The CornerCap Group of Funds currently offers three separate series representing separate portfolios of investments: the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund (each a “Fund” and collectively, the “Funds”).

These securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CornerCap Balanced Fund

Investment Objective

The CornerCap Balanced Fund’s (the “Balanced Fund”) investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (Fees paid directly from your investment)

The Balanced Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Balanced Fund, you may be charged a fee by the financial intermediary.

Balanced Fund’s Redemption Fee	1.00%

Subject to certain exceptions, which are described more fully under “REDEMPTION OF FUND SHARES – Redemption Fee,” the Balanced Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Balanced Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

BALANCED FUND
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.31%
Fee Waiver and/or Expense Reimbursement[2]	-0.20%
Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement [1,2]	1.11%

1 The Balanced Fund bears a pro rata share of the fees and expenses of the other funds in which Balanced Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Balanced Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Balanced Fund, not the indirect costs of investing in the Acquired Funds.

2 Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Balanced Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.10%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Balanced Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Balanced Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until August 1, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

Balanced Fund	$113	$395	$699	$1,560

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Balanced Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

To meet its investment objective, the Balanced Fund typically invests between 50% and 80% of its assets in equity securities (common stock and preferred stock) and between 20 -50% in fixed income securities (bonds and money market securities). The Balanced Fund may invest directly in equities or fixed income securities, or in exchange-traded funds (ETFs) or other investment companies that hold securities in which the Balanced Fund may directly invest.

Although the Balanced Fund may invest in equity securities of companies of any size, the Balanced Fund invests primarily in U.S. common stocks of large-cap companies (defined by the Adviser as stocks with a market capitalization of at least $5 billion) and of mid-cap companies (defined by the Adviser as stocks with a market capitalization of at least $2 billion, but not more that $5 billion) that the Balanced Fund’s investment adviser, CornerCap Investment Counsel, Inc. (“Adviser”), believes are attractively valued relative to their growth potential, or undervalued in the market. To select stocks and other equity securities for the Balanced Fund, the Adviser considers a number of criteria, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as diversification and risk.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody’s or S&P in one of their respective four highest ratings (for Moody’s, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

The Balanced Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when the Adviser believes securities with relatively greater value are available for purchase by the Balanced Fund, or the Adviser is seeking to raise cash.

Principal Risks

An investment in the Balanced Fund is subject to investment risks, including the risk of losing money on an investment in the Fund. The principal risks of the Balanced Fund are:

EQUITY SECURITY RISK: The prices of equity securities will fluctuate – sometimes dramatically – over time and the Balanced Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock.

MID-CAP COMPANY RISK: Stocks of mid-cap companies may have more risks than larger companies. In general, mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. There is typically a smaller market for the securities of mid-cap companies than for securities of a larger company, which may make these securities more susceptible to market downturns and more volatile stock prices.

BUSINESS AND COMPANY RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within that industry.

MANAGEMENT RISK: The specific securities selected by the Adviser may perform poorly and may cause the Balanced Fund to underperform other mutual funds with similar investment objectives.

UNDERVALUED STOCKS RISK: Undervalued stocks include stocks that the Adviser believes are undervalued relative to their potential and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses.

BOND INTEREST RATE RISK: Bond prices will rise when interest rates fall and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds.

CREDIT/DEFAULT RISK: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds.

INTEREST RATE RISK: Prices of fixed-income securities rise and fall in response to interest rate changes.

ETF AND OTHER INVESTMENT COMPANY RISK: To the extent that the Balanced Fund’s investments are in ETFs or other investment companies, your cost of investing in the Balanced Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Balanced Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Balanced Fund invests, in addition to the Balanced Fund’s direct fees and expenses.

Performance

The following bar charts and tables provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund’s performance from year to year and by showing how the Balanced Fund’s average annual returns for 1, 5 and 10 years compared to those of a broad-based securities market index. Of course, past performance (before and after taxes) does not necessarily indicate how the Balanced Fund will perform in the future. Updated performance information may be found at www.cornercapfunds.com.

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on the Balanced Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs such as IRA or 401(k) plans.

For the periods ended December 31, 2010
CornerCap Balanced Fund	1 Year	5 Years	10 Years	Since Inception May 24, 1997
Return Before Taxes	8.21%	3.09%	4.61%	5.11%
Return After Taxes on Distributions	7.31%	2.12%	3.82%	3.02%

Return After Taxes on Distributions and Sale of Fund Shares	5.57%	2.29%	3.67%	3.37%
S&P 500 Index Reflects no deduction for sales charges, commissions, expenses or taxes.	15.06%	2.29%	1.41%	4.76%
Barclays Capital U.S. Government/Corporate Bond Index Reflects no deduction for sales charges, commissions, expenses or taxes.	5.89%	5.53%	5.51%	5.87%
Combined Index: 60% S&P 500 Index and 40% Barclays Capital U.S. Government/Corporate Bond Index Reflects no deduction for sales charges, commissions, expenses or taxes.	11.84%	3.98%	3.41%	5.59%
Russell 1000 Value Index Reflects no deduction for sales charges, commissions, expenses or taxes.	16.10%	2.59%	1.83%	5.16%

Investment Adviser

CornerCap Investment Counsel serves as the investment adviser to the Balanced Fund.

Portfolio Managers

Mr. Thomas E. Quinn and Mr. Jeffrey P. Moeller are the portfolio managers for the Balanced Fund and have managed the fund since May 1997 and August 2010, respectively.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Balanced Fund shares on any business day by contacting 1-888-813-8637 or by writing to CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201. The minimum initial investment in the Balanced Fund is $2,000.

Tax Information

The Balanced Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund and its related companies may pay the intermediary for the sale of Balanced Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Balanced Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CornerCap Small-Cap Value Fund

Investment Objective

The CornerCap Small-Cap Value Fund’s (the “Small-Cap Value Fund”) investment objective is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Small-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Small-Cap Value Fund, you may be charged a fee by the financial intermediary.

Small-Cap Value Fund’s Redemption Fee	1.00%

Subject to certain exceptions, which are described more fully under “REDEMPTION OF FUND SHARES – Redemption Fee,” the Small-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the applicable Small-Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
SMALL-CAP VALUE FUND

Management Fees	1.00%

Distribution and/or Service (12b-1) Fee	None

Other Expenses	0.50%

Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.51%

Fee Waiver and/or Expense Reimbursement[2]	-0.20%

Annual Fund Operating Expenses and Fee Waiver and/or Expense Reimbursement [1,2]	1.31%

1The Small-Cap Value Fund bears a pro rata share of the fees and expenses of the other funds in which Small-Cap Value Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Small-Cap Value Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Small-Cap Value Fund, not the indirect costs of investing in the Acquired Funds.

2 Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Small-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.30%. To the extent the Small-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Small-Cap Value Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Small-Cap Value

Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until August 1, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small-Cap Value Fund	$133	$457	$804	$1,782

Portfolio Turnover

The Small-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small-Cap Value Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Small-Cap Value Fund’s investment objective is to obtain long-term capital appreciation. A secondary objective is to generate income from dividends or interest on securities. The Small-Cap Value Fund normally invests more than 80% of its net assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in equity securities of small-cap U.S. companies (defined by the Adviser as stocks with a market capitalization of under $2 billion). Under normal circumstances, the Small-Cap Value Fund will be invested in common stocks that the Adviser believes are attractively valued relative to their growth potential, or undervalued in the market. To select stocks and other equity securities for the Small-Cap Value Fund, the Adviser considers a number of criteria, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as diversification and risk. The Small-Cap Value Fund may also invest in exchange-traded funds (ETFs) or other investment companies that hold securities in which the Small-Cap Value Fund may directly invest.

The Small Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Small Cap Value Fund, or to raise cash.

Principal Risks

An investment in the Small-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Fund. The principal risks of the Small-Cap Value Fund are:

EQUITY SECURITY RISK: The prices of equity securities will fluctuate – sometimes dramatically – over time and the Small-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock.

SMALL COMPANY RISK: Stocks of smaller companies may have more risks than larger companies as they generally have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. There is typically a smaller market for the securities of small companies that for the securities of large companies thus small-cap securities may be more susceptible to market downturns and their prices may be more volatile.

BUSINESS AND COMPANY RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within that industry.

MANAGEMENT RISK: The specific securities selected by the Adviser may perform poorly and may cause the Small-Cap Value Fund to underperform other mutual funds with similar investment objectives.

UNDERVALUED STOCKS RISK: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses.

ETF AND OTHER INVESTMENT COMPANY RISK: To the extent that the Small-Cap Value Fund’s investments are in ETFs or other investment companies, your cost of investing in the Small-Cap Value Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Small-Cap Value Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Small-Cap Value Fund invests, in addition to the Small-Cap Value Fund’s direct fees and expenses.

Performance

The following bar charts and tables provide an indication of the risks of investing in the Small-Cap Value Fund by showing changes in the Small-Cap Value Fund’s performance from year to year and by showing how the Small-Cap Value Fund’s average annual returns for 1, 5 and 10 years compared to those of a broad-based securities market index. Of course, past performance (before and after taxes) does not necessarily indicate how the Small-Cap Value Fund will perform in the future. Updated performance information may be found at www.cornercapfunds.com.

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Small-Cap Value Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs such as IRA or 401(k) plans.

For the periods ended December 31, 2010
CornerCap Small-Cap Value Fund	1 Year	5 Years	10 Years	Since Inception September 30, 1992
Return Before Taxes	28.12%	4.96%	8.12%	9.40%
Return After Taxes on Distributions	28.12%	4.15%	7.03%	8.32%
Return After Taxes on Distributions and Sale of Fund Shares	18.28%	4.08%	6.81%	8.13%
Russell 2000 Value Index Reflects no deduction for sales charges, commissions, expenses or taxes.	24.50%	3.52%	8.42%	11.29%

Investment Adviser

CornerCap Investment Counsel serves as the investment adviser to the Small-Cap Value Fund.

Portfolio Managers

The Small-Cap Value Fund is jointly managed by Mr. Quinn and Mr. Richard Bean since inception in 1992 and April 2000, respectively.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Small-Cap Value Fund shares on any business day by contacting 1-888-813-8637 or by writing to CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201. The minimum initial investment in the Small-Cap Value Fund is $2,000.

Tax Information

The Small-Cap Value Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Small-Cap Value Fund and its related companies may pay the intermediary for the sale of Small-Cap Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CornerCap Large/Mid-Cap Value Fund

Investment Objective

The CornerCap Large/Mid-Cap Value Fund’s (the “Large/Mid-Cap Value Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large/Mid-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Large/Mid-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Large/Mid-Cap Value Fund, you may be charged a fee by the financial intermediary.

Large/Mid-Cap Value Fund’s Redemption Fee	1.00%

Subject to certain exceptions, which are described more fully under “REDEMPTION OF FUND SHARES – Redemption Fee,” the Large/Mid-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Large/Mid-Cap Value Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
LARGE/MID-CAP VALUE FUND

Management Fees	1.00%

Distribution and/or Service (12b-1) Fee	None

Other Expenses	0.50%

Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	1.51%

Fee Waiver and Expense Reimbursement[2]	-0.30%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement [1,2]	1.21%

1The Large/Mid-Cap Value Fund bears a pro rata share of the fees and expenses of the other funds in which Large/Mid-Cap Value Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Large/Mid-Cap Value Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Large/Mid-Cap Value Fund, not the indirect costs of investing in the Acquired Funds.

2 Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Large/Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Large/Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.20%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Large/Mid-Cap Value Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Large/Mid-Cap Value Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Large/Mid-Cap Value Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until August 1, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Large/Mid-Cap Value Fund	$123	$448	$795	$1,774

Portfolio Turnover

The Large/Mid-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Large/Mid-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Large/Mid-Cap Value Fund’s performance. During the most recent fiscal year, the Large/Mid-Cap Value Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

The Large/Mid-Cap Value Fund’s investment objective is to obtain long-term capital appreciation. To meet its investment objective, the Large/Mid-Cap Value Fund typically invests 80% or more of its net assets in equity securities of U.S. companies.

The Large/Mid-Cap Value Fund invests primarily in U.S. common stocks of large-cap companies (defined by the Adviser as stocks with a market capitalization of at least $5 billion) and of mid-cap companies (defined by the Adviser as stocks with a market capitalization of at least $2 billion, but no more than $5 billion) that the Adviser believes are attractively valued relative to their growth potential, or undervalued in the market. To select stocks and other equity securities for the Large/Mid-Cap Value Fund, the Adviser considers a number of criteria, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as diversification and risk.

The Large/Mid-Cap Value Fund may also invest in exchange-traded funds (ETFs) or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest.

The Large/Mid-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Large/Mid-Cap Value Fund, or to raise cash.

Principal Risks

An investment in the Large/Mid-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Fund. The principal risks of the Large/Mid-Cap Value Fund are:

MARKET RISK: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

EQUITY SECURITY RISK: The prices of equity securities will fluctuate – sometimes dramatically – over time and the Large/Mid-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock.

BUSINESS AND COMPANY RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within that industry.

MANAGEMENT RISK: The specific securities selected by the Large/Mid-Cap Value Fund’s Adviser may perform poorly and may cause the Large/Mid-Cap Value to underperform other mutual funds with similar investment objectives.

MID-CAP COMPANY RISK: Stocks of mid-cap companies may have more risks than larger companies. In general, mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. There is typically a smaller market for the securities of mid-cap companies than for securities of a larger company which may make these securities more susceptible to market downturns and more volatile stock prices.

REGULATORY RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.

UNDERVALUED STOCKS RISK: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses.

ETF AND OTHER INVESTMENT COMPANY RISK: To the extent that the Large/Mid-Cap Value Fund’s investments are in ETFs or other investment companies, your cost of investing in the Large/Mid-Cap Value Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Large/Mid-Cap Value Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Large/Mid-Cap Value Fund invests, in addition to the Large/Mid-Cap Value Fund’s direct fees and expenses.

Performance

The following bar charts and tables provide an indication of the risks of investing in the Large/Mid-Cap Value Fund by showing changes in the Large/Mid-Cap Value Fund’s performance from year to year and by showing how the Large/Mid-Cap Value Fund’s average annual returns for 1, 5 and 10 years compared to those of a broad-based securities market index. Of course, past performance (before and after taxes) does not necessarily indicate how the Large/Mid-Cap Value Fund will perform in the future. Updated performance information may be found at www.cornercapfunds.com.

Average Annual Total Return Table

Return After Taxes is shown to illustrate the effect of federal taxes on Large/Mid-Cap Value Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using the highest historical federal marginal income tax rates and do not reflect the impact of any applicable state and local taxes. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs such as IRA or 401(k) plans.

For periods ended December 31, 2010

CornerCap Large/Mid-Cap Value Fund	1 Year	5 Years	10 Years	Since Inception July 27, 2000
Return Before Taxes	14.01%	1.31%	1.84%	-0.16%
Return After Taxes on Distributions	14.01%	0.91%	1.30%	-0.67%
Return After Taxes on Distributions and Sale of Fund Shares	9.11%	1.12%	1.46%	-0.25%
S&P 500 Index(a) Reflects no deduction for sales charges, commissions,	15.06%	2.29%	1.41%	0.63%

expenses or taxes.
Russell 1000 Value Index (a) Reflects no deduction for sales charges, commissions, expenses or taxes.	15.51%	1.28%	3.26%	4.11%
Russell 3000 Index Reflects no deduction for sales charges, commissions, expenses or taxes.	16.93%	2.74%	2.16%	1.40%
Russell 3000 Value Index Reflects no deduction for sales charges, commissions, expenses or taxes.	16.23%	1.45%	3.63%	4.48%

(a) The Large/Mid-Cap Value Fund has chosen to use the S&P 500 Index and Russell 1000 Value Index for comparison effective July 29, 2010, as these indices are more reflective of the securities held in the Fund.

Investment Adviser

CornerCap Investment Counsel serves as the investment adviser to the Large/Mid-Cap Value Fund.

Portfolio Managers

The Large/Mid-Cap Value Fund is jointly managed by Mr. Quinn and Mr. Jeffrey Moeller since 1996 and 2005, respectively.

Purchase and Sale of Fund Shares

Shareholders may purchase or redeem Large/Mid-Cap Value Fund shares on any business day by contacting 1-888-813-8637 or by writing to CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201. The minimum initial investment in the Large/Mid-Cap Value Fund is $2,000.

Tax Information

The Large/Mid-Cap Value Fund’s distributions are expected to be taxed as ordinary income and capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Large/Mid-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Large/Mid-Cap Value Fund and its related companies may pay the intermediary for the sale of Large/Mid-Cap Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large/Mid-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

An investment in any one of the Funds cannot be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle.

CORNERCAP BALANCED FUND

INVESTMENT OBJECTIVE: The Balanced Fund’s investment objective is to obtain long-term capital appreciation and current income. The Balanced Fund’s investment objective may be changed without shareholder notice or approval.

INVESTMENT STRATEGY: To achieve its objective, the Balanced Fund normally will invest 50% to 80% of its total assets in equity securities and between 20% and 50% of its total assets in fixed income securities. The Adviser has chosen to allocate the Balanced Fund’s assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (less than 5 years), fixed income securities may or may not provide higher returns than equity securities. The Balanced Fund may invest directly in equities or fixed income securities, or in ETFs or other investment companies that hold securities in which the Balanced Fund may directly invest.

The Fund invests primarily in common stocks of large-cap and mid-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market, but it may also invest in preferred stocks or other equity securities. Generally, the Balanced Fund’s equity securities will be publicly traded on a national securities exchange or over-the-counter.

Stocks that are “attractively valued relative to their growth potential” are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term. “Undervalued” stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. “Temporarily out of favor” stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies’ industries, the companies’ prospects or similar matters, but that the Adviser believes will not last over the long-term based on the Adviser’s financial or other analysis of the securities.

The Balanced Fund may also invest in fixed income securities such as obligations of the United States government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity, fixed or variable principal or dividend payments, if any, and varying reset terms, each depending on market and economic conditions. In addition, the Balanced Fund may hold cash or cash equivalents.

The Adviser will seek out issuers of equity securities that demonstrate the prospect for above-average growth of earnings and dividends. Above-average growth refers to the actual or potential ability of a corporation to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary models. Among other fundamental factors, the Balanced Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•	relative price/earnings ratio

•	earnings growth rates

•	cash flow measurements

The Adviser may also consider other factors, such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody’s or S&P in one of their respective four highest ratings (for Moody’s, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

The Balanced Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Balanced Fund, or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Balanced Fund may invest in, without limitation, high yield fixed income securities (“junk bonds”) rated below the four highest ratings of Moody’s or S&P, convertible securities and foreign securities (including those traded on a U.S. exchange).

There can be no assurance that the Balanced Fund will achieve its objective.

CORNERCAP SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Small-Cap Value Fund’s primary investment objective is to obtain long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The investment policies of the Small-Cap Value Fund may be changed without a shareholder vote; however, shareholders will be given at least 60 days’ notice before any such changes are implemented. The Small-Cap Value Fund will notify shareholders in writing at least 60 days before making a fundamental change in the Small-Cap Value Fund’s primary investment objective.

INVESTMENT STRATEGY: To achieve its objectives, the Small-Cap Value Fund normally invests more than 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in equity securities of small-cap companies having the characteristics described below. The Small-Cap Value Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes have above-average growth potential. The Small-Cap Value Fund may also invest in mid-cap equity securities that the Adviser believes have above-average growth potential. The remainder of the portfolio may be invested in short-term United States government obligations or cash-equivalent instruments. The investment policies of the Small-Cap Value Fund, including the 80% policy, may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The equity securities in which the Small-Cap Value Fund primarily invests are common stocks that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter. The Small-Cap Value Fund may also invest in ETFs or other investment companies that hold securities in which the Small-Cap Value Fund may directly invest.

The Adviser will seek out issuers of small-cap (and, where applicable, mid-cap) securities that demonstrate the prospect for above-average growth of earnings and dividends. Above-average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser’s proprietary models. Among other fundamental factors, the Small-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•	relative price/earnings ratio

•	earnings growth rates

•	cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Small-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Small-Cap Value Fund, or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Small-Cap Value Fund may invest in convertible securities and other equity securities in pursuit of its investment objective. The Small Cap Value Fund may purchase foreign securities (including, without limitation, those listed on a U.S. exchange), to complement its investment objective.

There can be no assurance that the Small-Cap Value Fund will achieve its objective.

CORNERCAP LARGE/MID-CAP VALUE FUND

INVESTMENT OBJECTIVE: The Large/Mid-Cap Value Fund’s investment objective is to obtain long-term capital appreciation. The Large/Mid-Cap Value Fund’s investment objective may be changed without shareholder vote upon 60-day’s notice to shareholders.

INVESTMENT STRATEGY: The Large/Mid-Cap Value Fund typically invests 80% (determined at the time of investment based on net assets, including borrowings for investment, if any) of its assets in common stocks that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. The Fund will invest in mid-cap stocks, defined by the Adviser as stocks with a market capitalization of $2 billion to $5 billion, and large-cap stocks, defined by the Adviser as stocks with a market capitalization of $5 billion or greater.

The Adviser selects these securities from among issuers ranked according to several fundamental factors using the Adviser’s proprietary model. Three of the most important factors in the Adviser’s model are the following:

•	relative price/earnings ratio

•	earnings growth rates

•	cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Large/Mid-Cap Value Fund may also invest in ETFs or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest.

Assets of the Large/Mid-Cap Value Fund not invested in equity securities are typically invested in short-term U.S. government obligations or cash equivalent instruments; however, the Large/Mid-Cap Value Fund may also invest in convertible securities, corporate debt and other securities from time to time.

The Large/Mid-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Large/Mid-Cap Value Fund, or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Large/Mid-Cap Value Fund may invest in convertible securities other equity securities in pursuit of its investment objective. The Large/Mid-Cap Value Fund may purchase foreign securities (including, without limitation, those listed on a U.S. exchange), to complement its investment objective.

There can be no assurance that the Large/Mid-Cap Value Fund will achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Like any investment, an investment in any of the Funds may lose money. Individual companies and sectors of the economy present their own set of unique risks, which may cause the Funds to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, some of which are set forth in the following pages. Additional risks applicable to the Funds are described in the Funds’ Statement of Additional Information (“SAI”) which is available upon request.

An investment in any of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large/Mid-Cap Value
Principal Risks	Balanced Fund	Small-Cap Value Fund	Fund

Market Risk	X	X	X

Equity Security Risk	X	X	X

Business and Company Risk	X	X	X

Management Risk	X	X	X

Small- and Mid-Cap Company Risk	X	X	X

Regulatory Risk			X

Bond Interest Rate Risk	X

Credit Risk	X

Interest Rate Risk	X

ETF/Other Investment Company Risk	X	X	X

Undervalued Stocks Risk	X	X	X

Non-Principal Risks

Foreign Securities Risk	X	X	X

Currency Risk	X	X	X

PRINCIPAL RISKS

MARKET RISK: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of the Funds may decline.

EQUITY SECURITY RISK: The prices of equity securities will fluctuate – sometimes dramatically – over time and a Fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.

BUSINESS AND COMPANY RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within that industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

MANAGEMENT RISK: The specific securities selected by the Fund’s Adviser may perform poorly and may cause the Funds to underperform other mutual funds with similar investment objectives.

SMALL- AND MID-CAP COMPANY RISK: Stocks of mid-cap and smaller companies may have more risks than larger companies. In general, mid-cap and smaller companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a mid-cap or small-cap company than for the securities of a large company. Due to these and other factors, small-cap and mid-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

REGULATORY RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. When an industry is regulated or deregulated, some companies will make a successful transition into and prosper under, deregulation, and other companies will mismanage the process and do poorly.

BOND INTEREST RATE RISK: Bond prices will rise when interest rates fall and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality. The level of risk is also dependent on the credit quality of the individual bonds. A complete discussion of the various credit ratings of bonds is available in the Funds’ Statement of Additional Information.

CREDIT RISK: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the bond. Normally, bonds with lower credit ratings will have higher yields than bonds with investment grade ratings, reflecting the relatively greater risk borne by an investor owning bonds with lower credit ratings.

INTEREST RATE RISK: Prices of fixed-income securities rise and fall in response to interest rate changes.

ETF AND OTHER INVESTMENT COMPANY RISK: To the extent that a Fund’s investments are in ETFs or other investment companies, the cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

UNDERVALUED STOCKS: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses. These investments may be volatile and highly speculative. Investors should be able to bear the potential of incurring substantial losses.

NON-PRINCIPAL RISKS

FOREIGN SECURITIES RISK: The Funds may invest in securities of foreign issuers, including, but not limited to, investing through ADRs. Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

CURRENCY RISK: Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, a Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds’ SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.

MANAGEMENT

INVESTMENT ADVISER

CornerCap Investment Counsel, Inc. (the “Adviser”), located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia, 30309, provides investment management services to the Funds as their investment adviser. The Adviser was formed in late 1989 and has over two decades of experience providing investment management services to various funds. In addition to the advisory services it provides to the Funds, the Adviser also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Adviser has managed the Balanced Fund since its inception on May 24, 1997, the Small-Cap Value Fund since its inception on September 30, 1992, and the Large/Mid-Cap Value Fund since its inception on August 31, 1996.

The Large/Mid-Cap Value Fund began operations on July 27, 2000. Prior to July 29, 2010, the Large/Mid-Cap Value was known as the CornerCap Contrarian Fund; prior to October 11, 2004, as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund. As of December 11, 2004, the Large/Mid-Cap Value Fund’s strategy was changed to multi-cap contrarian.

For its services to the Funds during their most recent fiscal year end, the Funds paid the Adviser the fees described below. All fees are expressed as an annualized percentage of average net assets of each Fund.

	BALANCED FUND	SMALL-CAP VALUE FUND	LARGE/MID-CAP VALUE FUND
Advisory Fee	1.00%	1.00%	1.00%
Operating Service Fee	0.30%	0.50%	0.50%
Fee Waiver	0.20%*	0.20%*	0.30%*
Total Fees	1.10%	1.30%	1.20%

* Effective October 1, 2011, the Adviser has contractually agreed to waive fees and reimburse each of the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.10%, 1.30% and 1.20%, respectively. To the extent a Fund incurs excluded expenses, the expense ratio will increase. These contractual agreements cannot be terminated prior to August 1, 2012 without the Board of Trustees’ approval.

The Adviser is controlled by Mr. Thomas E. Quinn. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis for 27 years. He is a Chartered Financial Analyst (“CFA”) Charterholder and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is provided in the Funds’ last semi-annual report to the shareholders for the period ended September 30, 2010.

PORTFOLIO MANAGEMENT

CornerCap Balanced Fund. Mr. Quinn and Mr. Jeffrey P. Moeller are the portfolio managers for the Balanced Fund. Mr. Quinn has managed the Balanced Fund since its inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, which were primarily equity assets. Mr. Moeller, portfolio manager and investment analyst with the Adviser, assumed the role of co-manager of the Balanced Fund in August 2010. Mr. Moeller has been with the Adviser since 2000, and his duties have included portfolio management, investment research and trading. Mr. Moeller is a CFA Charterholder.

CornerCap Small-Cap Value Fund. The Small-Cap Value Fund is jointly managed by Mr. Quinn and Mr. Richard Bean. Their primary responsibilities are portfolio management, investment strategy and research. Mr. Quinn has managed the Small-Cap Value

Fund since its inception. Mr. Bean, Vice President of the Fund and a portfolio manager/investment analyst with the Adviser, assumed the role of co-manager of the CornerCap Small Cap Value Fund on April 1, 2000. Mr. Bean has been with the Adviser since 1996, and his duties have included portfolio management and investment research. Mr. Bean is a CFA Charterholder and a Certified Public Accountant.

CornerCap Large/Mid-Cap Value Fund. The Large/Mid-Cap Value Fund is jointly managed by Mr. Quinn and Mr. Moeller, the experience of each of whom is described above. Mr. Quinn has managed the Large/Mid-Cap Value Fund since inception and managed the Fund’s predecessor, the Cornerstone MicroCap Fund, L.P., from its inception in September 1996. Mr. Moellerassumed the role of co-manager of the Large/Mid-Cap Value Fund in October 2005.

Additional Information about Portfolio Managers. The Funds’ SAI contains more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds.

SHAREHOLDER INFORMATION

DISTRIBUTION OF FUND SHARES

The Funds Distributor, ALPS Distributors, Inc. (the “Distributor”) markets the Shares described in this prospectus to institutions or individuals, directly from a Fund or through investment professionals. Under the Distributor’s Agreement with the Funds’, the Distributor offers shares on a continuous, best-efforts basis.

You may purchase shares directly from the Funds or through a financial intermediary, such as a broker-dealer. These financial intermediaries may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your financial intermediary about his or her fees before investing. Additional information about investing through a broker-dealer is contained in the Funds’ Statement of Additional Information.

PRICING OF FUND SHARES

NET ASSET VALUE

The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received by the Fund in good form as defined below. Each Fund’s net asset value per share (“NAV”) is calculated by dividing the value of the applicable Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier (“Business Day”). The Fund does not calculate NAV on national holidays when the NYSE is closed (“non-Business Day”).

In determining the value of each Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost. The Funds normally use a pricing service or securities dealers to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value by the Adviser, subject to the oversight of the Trustees and the Trust’s Fair Value Committee, as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded or so recently issued that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as a fixed income security that is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculation. Pursuant to policies adopted by the Trustees, the Adviser consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing. The Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

In addition, the Funds may hold securities that are primarily listed on foreign exchanges that may trade on non-Business Days when the Funds do not price their shares; therefore, it is possible that, under the Funds’ fair value pricing model, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or to redeem the Funds’ shares. Securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by the general supervision of the Trustees.

PURCHASING OF FUND SHARES

You may purchase shares of any Fund with a minimum initial investment of $2,000; subsequent investments may be made in amounts of $250 or more. Your purchase order will be effected at the NAV per share of the appropriate Fund next determined after receipt of your purchase request in “Good Form” (defined below). Purchase requests received by the Funds’ Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date on which it is received or (ii) if after close of the NYSE on any Business Day, will be effected at the NAV per share of the appropriate Fund determined on the next Business Day Purchase requests must be received in Good Form by the Funds’ Transfer Agent or an authorized financial intermediary, where “Good Form” means that the purchase request includes: the name of the Fund in which you wish to invest; the amount you wish to invest; the name in which your account is to be registered (or, in the case of subsequent investments, your account number); the signature of each person in whose name such account is (or is to be) registered; and payment in full of the purchase amount.

All investments must be made in U.S. dollars, and you should note that each Fund reserves the right to reject, in its sole judgment, any purchase request for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above. You may be charged a fee or have higher investment minimums if you buy or sell shares through a financial intermediary.

Please refer to important information about purchases of Fund shares below under the heading “Additional Information about Purchases, Redemptions and Exchanges.”

INVESTING DIRECTLY BY MAIL

New Accounts: You may purchase shares of a Fund by mailing a completed account application with a check payable to the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Large/Mid-Cap Value Fund) to the Funds’ Transfer Agent at the following address: CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201.

Adding to Your Account: You may add to your account with any Fund by sending a check for your additional investment payable to the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Large/Mid-Cap Value Fund) to the Funds’ Transfer Agent at the address above. Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

INVESTING DIRECTLY BY WIRE

New Accounts: You may purchase shares of a Fund by wire by mailing a completed account application for the appropriate Fund (the CornerCap Balanced Fund, the CornerCap Small-Cap Value Fund or the CornerCap Large/Mid-Cap Value Fund) to the Funds’ Transfer Agent at the following address: CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201, and, after your account is established, requesting that your bank transmit your investment by wire directly to the Transfer Agent. Please call the Transfer Agent at 1-888-813-8637 to obtain complete wiring instructions. Please note that your bank may charge you a fee for wiring funds.

Adding to Your Account: You may add to your account with any Fund by using the wiring procedures described above. Be sure to include the name on your account and your account number in the wire instructions you provide to your bank.

EXCHANGE PRIVILEGE

You may exchange your shares in any Fund for those in any other Fund on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this Prospectus closely and consider the Funds’ differences. Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the appropriate Fund next determined after receipt of your request in Good Form. Exchange requests received by the Funds’ Transfer Agent or appropriate financial intermediary (i) before 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date which it is received or (ii) after 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on the next Business Day.

The Funds reserve the right to reject any exchange request or to modify or terminate a shareholder’s exchange privileges at any time if, in the judgment of management, a shareholder’s exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, when sales of the Fund into which you are exchanging are temporarily stopped, or in accordance with the Funds’ policy on excessive trading). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Funds’ policy on excessive trading, see “Additional Information About Purchases, Sales and Exchanges – Disruptive Trading and Market Timing.”

REDEMPTION OF FUND SHARES

You may redeem full and fractional shares of a Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. Your redemption request will be effected at the NAV per share of the appropriate Fund next determined after receipt of your redemption request. Redemption requests received by the Funds’ Transfer Agent or appropriate financial intermediary of the appropriate Fund (i) before 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on that date which it is received or (ii) after 4:00 p.m. Eastern time on any Business Day will be effected at the NAV per share of the appropriate Fund determined on the next Business Day.

To redeem shares, you should give instructions that specify the appropriate Fund and number of shares to be redeemed to CornerCap Group of Funds, P.O. Box 44336, Denver, CO 80201. Your instructions must be signed by all registered owners exactly as the account is registered. If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. Redemptions of shares valued, in the aggregate, at $50,000 or more require a signature guarantee. A signature guarantee is also required for any redemption that is to be mailed to an address other than the address of record. Redemptions may also be made through certain financial intermediaries that are authorized by the Funds to receive redemption requests in accordance with the standards described above.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

Payment for shares tendered generally will be made within three (3) Business Days after receipt by the Transfer Agent of instructions, certificates, if any, and other documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed fifteen (15) Business Days from purchase) necessary to determine that the purchase check will be honored.

The Funds reserve the right to process any redemption request that exceeds $250,000 or 1% of the respective Fund’s assets (whichever is less) by paying the redemption proceeds in securities rather than cash (typically referred to as “redemption in kind”). If the Fund meets your redemption request with liquid securities instead of cash, you may be subject to appreciation and depreciation risks in those securities when the redemption is complete, and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

REDEMPTION FEE

The Funds each charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the applicable Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the applicable Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the applicable Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403 and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
•	Omnibus level accounts where the fee will be assessed by the financial intermediary, according to the requirements outlined herein, and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;
•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by a Fund (i.e., liquidation or merger of a Fund).

ADDITIONAL INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

DISRUPTIVE TRADING AND MARKET TIMING

The Funds do not accommodate frequent trading. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include, but are not limited to, the following:

•

an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely; or

•	reducing returns to shareholders through increased brokerage and administrative expenses.

The Board of Trustees has determined to discourage market timing and disruptive trading in the Funds and has adopted policies and procedures with respect to market timing and disruptive trading, including the short-term redemption fee as previously described. Under the market timing policies and procedures, each Fund may monitor trading activity by shareholders and may take steps to prevent disruptive trading. In general, each Fund considers frequent roundtrip transactions in an account to constitute disruptive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within thirty (30) days. While there is no specific limit on roundtrip transactions, each Fund reserves the right to (i) refuse any purchase order or exchange request; or (ii) restrict or terminate purchase or exchange privileges for shareholders, particularly in cases where the Fund determines that a shareholder has engaged in more than one roundtrip transaction per Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Funds will not include purchases pursuant to dollar cost averaging or other similar programs, and the Funds will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Funds will calculate roundtrip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity that a Fund suspects as disruptive trading.

A Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by the Fund, even if applicable shares are held longer than 30 days. In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Funds cannot guarantee that their policies and procedures regarding market timing and disruptive trading will be effective in detecting and deterring all disruptive trading.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by a governmental or law enforcement authority. If an account is closed at the request of a governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your financial intermediary. If the Funds cannot obtain the required information within a timeframe established in the Funds’ sole discretion, your application will be rejected.

The Funds may reject your application under their Anti-Money Laundering Program.

The Funds will try to verify your identity within a timeframe established in the Funds’ sole discretion. If the Funds cannot do so, the Funds reserve the right to close your account at the NAV next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

TELEPHONE PURCHASES AND REDEMPTIONS BY FINRA MEMBER BROKERAGE FIRMS

Brokerage firms that are FINRA members (“Broker-Dealers”) may purchase and redeem Fund shares by telephoning the Transfer Agent and may purchase shares for investors who have investments in any Fund through the Broker-Dealer’s account with the applicable Fund. These Broker-Dealers may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your Broker-Dealer about his or her fees before investing. By electing telephone purchase and redemption privileges, Broker-Dealers, on behalf of themselves and their clients, agree that neither the Funds nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. The Funds and their agents will send written confirmations to Broker-Dealers to ensure that telephone instructions are genuine. The FINRA member firms may bear the risk of any loss in the event of such a transaction. Additional information about investing through a Broker-Dealer is contained in the Funds’ Statement of Additional Information.

SHARE CERTIFICATES

The Funds do not issue share certificates. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning lost or missing share certificates, contact the Transfer Agent at 1-888-813-8637.

SMALL ACCOUNTS

The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption. The Funds would give shareholders whose shares were being redeemed sixty (60) days’ prior written notice in which to purchase sufficient shares to avoid such redemption. If the shareholders do not purchase additional shares within this period, their shares will be redeemed at the net asset value determined as of the close of business on the Business Day following the end of the 60-day period.

FUNDS’ RIGHT OF REFUSAL

The Funds reserve the right to (i) refuse to accept any request to purchase shares of the Funds for any reason; (ii) suspend any redemption request involving purchased shares until the check for such recently purchased shares has cleared; and (iii) suspend the offering of shares at any time.

DIVIDEND AND TAX INFORMATION

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Each of the Funds typically distributes their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are paid by a Fund in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ respective financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables for the fiscal years ended March 31, 2007 to March 31, 2011 have been audited by the Funds’ Independent Registered Public Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, are incorporated by reference into the Prospectus and included in the Funds’ Annual Report to Shareholders, which is available upon request.

BALANCED FUND

The following are selected per share data and ratios for the Balanced Fund for each of the previous five (5) fiscal years ended March 31.

	2011	2010	2009	2008	2007
Per share operating performance
Net asset value, beginning of period	$12.82	$9.26	$13.36	$14.81	$14.00
Income/Loss from investment operations
Net investment income	0.26	0.28	0.30	0.30	0.24
Net realized and unrealized gain/(loss) on investments	0.97	3.57	(3.97)	(0.56)	1.17
Total income/(loss) from investment operations	1.23	3.85	(3.67)	(0.26)	1.41

Dividends and distributions to shareholders
Distributions from net investment income	(0.40)	(0.29)	(0.09)	(0.32)	(0.37)
Distributions from net realized gain on investments	--	--	(0.34)	(0.87)	(0.23)
Total dividends and distributions to shareholders	(0.40)	(0.29)	(0.43)	(1.19)	(0.60)
Paid in-capital from redemption fees	0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)
Net asset value, end of period	$13.65	$12.82	$9.26	$13.36	$14.81

Total return	9.78%	41.77%	(27.63)%	(2.20)%	10.17%
Ratios and supplemental data
Net assets, end of period (in 000s)	$18,427	$15,635	$10,979	$16,851	$19,256

Ratios to Average Net Assets
Expenses	1.30%	1.30%	1.30%	1.30%	1.30%(b)
Net investment income	2.13%	2.45%	2.51%	1.91%	1.96%(b)

Portfolio turnover rate	31%	32%	34%	21%	22%

(a)	Less than $.005 per share.

(b)	Ratio of expenses and net investment income to average net assets, before waiver by the Advisor, are 1.31% and 1.95%, respectively.

SMALL-CAP VALUE FUND

The following are selected per share data and ratios for the Small-Cap Value Fund for each of the previous five (5) fiscal years ended March 31.

	2011	2010	2009	2008	2007
Per share operating performance
Net asset value, beginning of period	$10.57	$5.83	$10.64	$14.07	$13.39
Income/Loss from investment operations
Net investment income/(loss)	(0.07)	(0.07)	(0.05)	0.01	0.00(a)
Net realized and unrealized gain/(loss) on investments	3.01	4.81	(4.53)	(1.45)	1.30
Total income/(loss) from investment operations	2.94	4.74	(4.58)	(1.44)	1.30

Dividends and distributions to shareholders
Distributions from net investment income	--	--	(0.01)	--	0.00(a)
Distributions from net realized gain on investments	--	--	(0.22)	(1.99)	(0.62)
Total dividends and distributions to shareholders	--	--	(0.23)	(1.99)	(0.62)
Paid in-capital from redemption fees	0.00(a)	0.00(a)	0.00(a)	0.00(a)	--

Net asset value, end of period	$13.51	$10.57	$5.83	$10.64	$14.07

Total return	27.81%	81.30%	(43.19)%	(10.91)%	9.92%

Ratios and supplemental data
Net assets, end of period (in 000s)	$22,872	$16,448	$9,176	$18,363	$21,101

Ratios to Average Net Assets
Expenses	1.50%	1.50%	1.50%	1.48%	1.50%(b)
Net investment income/(loss)	(0.62)%	(0.75)%	(0.51)%	0.11%	0.00%(b)(c)

Portfolio turnover rate	61%	52%	47%	55%	35%

(a)	Less than $0.005 per share.

(b)	Ratio of expenses and net investment income to average net assets, before waiver by the Adviser, are 1.56% and (0.06)%, respectively.

(c) Less than 0.005% of average net assets.

LARGE/MID-CAP VALUE FUND

The following are selected per share data and ratios for the Large/Mid-Cap Value Fund for each of the previous five (5) fiscal years ended March 31.

	2011	2010	2009	2008	2007
Per share operating performance
Net asset value, beginning of period	$9.16	$5.28	$9.46	$11.98	$10.83
Income/Loss from investment operations
Net investment income/(loss)	0.02	(0.02)	0.01	0.03	0.15
Net realized and unrealized gain/(loss) on investments	1.23	3.91	(4.19)	(1.14)	1.06
Total income/(loss) from investment operations	1.25	3.89	(4.18)	(1.11)	1.21

Dividends and distributions to shareholders
Distributions from net investment income	--	(0.01)	0.00(a)	(0.13)	(0.06)
Distributions from net realized gain on investments	--	--	--	(1.28)	--
Total dividends and distributions to shareholders	--	(0.01)	0.00(a)	(1.41)	(0.06)

Paid-in capital from redemption fees	0.00(a)	0.00(a)	--	--	--

Net asset value, end of period	$10.41	$9.16	$5.28	$9.46	$11.98

Total return	13.65%	73.72%	(44.17)%	(10.45)%	11.19%

Ratios and supplemental data
Net assets, end of period (in 000s)	$3,955	$4,003	$2,405	$5,406	$5,635

Ratios of Average Net Assets
Expenses	1.38%(b)	1.50%	1.50%	1.49%	1.50%
Net investment income/(loss)	0.24%(b)	(0.25)%	0.11%	0.31%	1.33%

Portfolio turnover rate	136%	69%	134%	138%	44%

(a)	Less than $0.005 per shares

(b)	Ratio of expenses and net investment income to average net assets, before waiver by advisor, are 1.50% and 0.12%, respectively.

ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance over the last fiscal year.

Also, a SAI about the Funds has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

The Funds’ Annual and Semi-Annual Reports and the Funds’ SAI are available without charge upon written request to CornerCap Group of Funds, P.O, Box 44336, Denver, CO, 80201, or by calling (888) 813-8637. The Annual and Semi-Annual Reports and the SAI may also be found at www.cornercapfunds.com.

For questions about shareholder services, investment objectives or to request additional information about the Funds, you may contact the Funds by telephone at (888) 813-8637 or via www.cornercapfunds.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

THE CORNERCAP GROUP OF FUNDS INVESTMENT COMPANY ACT FILE NUMBER:        811-4581